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Exhibit 21 - List of Subsidiaries at December 31, 2002:

                           Regions Bank (1)
                           Morgan Keegan & Company, Inc. (5)
                           MK Asset, Inc. (7)
                           MK Licensing, Inc. (7)
                           Southpoint Structured Assets, Inc. (7)
                           MK Holding Inc. (2)
                           Athletic Resource Management, Inc. (5)
                           Family Office Services Corporation (15)
                           Morgan Keegan Fund Management, Inc. (5)
                           Morgan Asset Management, Inc. (5)
                           Hester Capital Management, LLC (5)
                           Wealthtrust, Inc. (5)
                           Merchant Bankers, Inc. (5)
                           Morgan Keegan Mortgage Company, Inc. (5)
                           Morgan Keegan Municipal Products, Inc. (7)
                           Morgan Keegan Municipal Products II, Inc. (7)
                           Morgan Properties LLC (5)
                           Regions Morgan Keegan Trust Company, FSB (14)
                           Morgan Keegan Insurance Agency of Alabama, Inc. (2) Morgan Keegan Insurance Agency of Louisiana, Inc. (6) Morgan Keegan Insurance Agency of Arkansas, Inc. (8) MK Investment Management, Inc. (7)
                           Morgan Keegan Funding Corporation (5)
                           Cumberland Securities Company, Inc. (5)
                           Regions Financial Leasing, Inc. (2)
                           Regions Agency, Inc. (2)
                           Regions Mortgage, Inc. (2)
                           Regions Acceptance, LLC (2)
                           Regions Life Insurance Company (3)
                           Regions Agency, Inc. (Louisiana) (6)
                           Regions Title Company, Inc. (5)
                           MCB Life Insurance Company (5)
                           Credit Source, Inc. (5)
                           Lincoln County Life Insurance Company, Inc. (5) Regions Interstate Billing Service, Inc. (2)
                           Regions Asset Management Company, Inc. (2)
                           RAMCO - FL Holding, Inc. (2)
                           Regions Asset Holding Company (2)
                           Regions Asset Company (7)
                           Regions Licensing Company (7)
                           Regions Investment Management Holding Company (7) Regions Investment Management Company (7)
                           Regions Financial (DE) Inc. (7)
                           Regions Insurance Agency of Arkansas (8)
                           Rebsamen Insurance, Inc. (8)
                           Rebsamen Insurance / Fort Smith, Inc. (8)
                           Rebsamen Insurance / Springdale, Inc. (8)
                           Newell and Company, Inc. (8)
                           Palmetto Service Corporation (9)
                           PALFED Investment Services, Inc. (9)
                           EFC Holdings Corporation (10)
                           EquiFirst Corporation (10)
                           EquiFirst Mortgage Corporation (10)


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                           Money America, Inc. (10)
                           EquiFirst Mortgage Corporation of Minnesota (11) Regions Reinsurance Corporation (12)
                           Regions Financing Trust I (13)
                           Regions Financing Trust II (13)
                           Regions Financing Trust III (13)
                           Regions Financing Trust IV (13)
                           Park Meridian Statutory Trust (13)

(1) Affiliate state bank in Alabama chartered under the banking laws of Alabama.

(2) Bank-related subsidiary organized under the Business Corporation Act of the state of Alabama.

(3) Bank-related subsidiary incorporated under the laws of the state of Arizona and doing business principally in the state of Alabama.

(4) Bank-related subsidiary incorporated under the laws of the state of Georgia.

(5) Bank-related subsidiary incorporated under the laws of the state of Tennessee.

(6) Bank-related subsidiary incorporated under the laws of the state of Louisiana.

(7) Bank-related subsidiary incorporated under the laws of the state of Delaware.

(8) Bank-related subsidiary incorporated under the laws of the state of Arkansas.

(9) Bank-related subsidiary incorporated under the laws of the state of South Carolina.

(10) Bank-related subsidiary incorporated under the laws of the state of North Carolina.

(11) Bank-related subsidiary incorporated under the laws of the state of Minnesota.

(12) Bank-related subsidiary incorporated under the laws of the state of Vermont.

(13)     Delaware statutory business trust.

(14)     Federal Savings Bank incorporated under the laws of the United States.

(15) Bank-related subsidiary incorporated under the laws of the state of Florida.